BANK AND OTHER BORROWINGS (Schedule of Bank and Other Borrowings) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
BANK AND OTHER BORROWINGS
Total bank and other borrowings	$ 232,728	¥ 1,620,202	¥ 938,114
Short-term	41,010	285,500	396,520
Long-term, current portion	6,168	42,939	44,068
Total	47,178	328,439	440,588
Long-term, non-current portion	$ 185,550	¥ 1,291,763	¥ 497,526